Preliminary Copy

Proxy Statement Pursuant to Section 14(a) of the
Securities ExchangeAct of 1934
                                   (Amendment No.   )

Filed by the Registrant [x]

Filed by the Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.
         240.14a-11(c) or ss. 240.14a-12

                JRECK SUBS GROUP, INC.
   (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii),
14a-6(i)(1), or 14a-
6(i)(2).
[ ]      $500 per each party to the controversy
pursuant to Exchange Act
Rule 14a-6(i)(3).
[ ]      Fee computed on table below per Exchange Act
Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
    Rule 0-11:

(4) Proposed maximum aggregate value of transaction:


[ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which
 the offsetting fee
was paid previously.  Identify the previous filing by
 registration
statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                    JRECK SUBS GROUP, INC.
             2101 West State Road 434, Suite 100
                  Longwood, Florida 32779




                  NOTICE OF MEETING

                     To Be Held
                   October 23, 1998


NOTICE is hereby given that a meeting of shareholders
(the "Meeting") of Jreck Subs Group, Inc.(the
"Company") will be held as follows:

       Place:            Hampton Inn
                         151 Douglas Avenue
                     Altamonte Springs, Florida 32714
                        Telephone (407) 869-9000

       Date:         Friday, October 23, 1998

       Time:          10:00 a.m.

         The purposes of the Meeting are:

1. To elect a Board of Directors consisting of five members to hold office until the next annual meeting of shareholders or until their respective successors are duly elected and qualified.

2. To adopt the 1998 Stock Option Plan.

3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on September 1, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

Shares can be voted at the Meeting only if the record holder thereof is present at the meeting or represented by proxy. To insure the presence of a quorum at the Meeting, you are requested to sign and date the accompanying Appointment of Proxy and return it promptly in the enclosed return envelope.
The giving of such Appointment of Proxy will not affect your rights to vote in person in the event you attend the Meeting.

          By Order of The Board of Directors



October 3, 1998                    _____________
                                    Secretary

        JRECK SUBS GROUP, INC.
     2101 West State Road 434, Suite 100
      Longwood, Florida 32779

                 PROXY STATEMENT

        Mailing Date:  October 3, 1998


             MEETING OF SHAREHOLDERS

                    To Be Held
                 October 23, 1998


General

This Proxy Statement is furnished to the holders of Common Stock, no par value per share (the "Common
Stock"),  of JRECK  Subs  Group,  Inc.  (the
"Company") on behalf of the Company in connection with its solicitation of
Appointments  of Proxy in the form  enclosed herewith
 for use at a meeting  of
shareholders (the "Meeting") to be held on October 23, 1998, and at any adjournments thereof. The Meeting will be held at 10:00 a.m. Florida time on the above date at the Hampton Inn, 151 Douglas Avenue,
Altamonte Spings, Florida
32714, Telephone (407) 869-9000. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Meeting of Shareholders and are described herein.

The cost of this solicitation of Appointments of Proxy will be borne by the Company. In addition to the solicitation of Appointments of Proxy by mail, certain officers, directors and regular employees of the Company, without additional remuneration, may solicit Appointments of Proxy personally or by telephone, telegraph or cable. Arrangements will also be made with brokerage firms and other nominee holders for forwarding proxy materials to the beneficial owners of shares of the Common Stock, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in connection therewith.

Voting of Appointments of Proxy

The person named in the enclosed Appointment of Proxy as proxies to represent shareholders at the Meeting is Eric Swartz.
An Appointment of Proxy
which is properly  executed  and  returned,  and not
 revoked,  will be voted in
accordance with the directions  contained  therein.
 If no directions are given,
that Appointment of Proxy will be vote FOR the election of the five nominees for directors named in Proposal 1 by casting an equal number of votes for each such nominee, and FOR approval of the 1998 Stock Option
Plan described  named in
Proposal 2 described herein. If, at or before the time of the Meeting, any nominee named in Proposal 1 has become unavailable for any reason,  the proxies
shall have the discretion to vote each Appointment of Proxy for any substitute nominee named by the Board of Directors. On any other matters that may come before the meeting, each Appointment of Proxy will be voted in accordance with the best judgment of the proxies.

Revocability of Appointments of Proxy

An Appointment of Proxy may be revoked by the shareholder at any time before it is exercised by filing, with the Secretary of the Company, a written revocation or a duly executed Appointment of Proxy bearing a later date, or by
attending the Meeting and announcing his intention to vote in person.

Record Date and Voting Rights

The close of business on September 1, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at
the Meeting. Only those shareholders of record on that
 date will be entitled to
vote on the proposals described herein.

The voting securities of the Company are the shares of its Common
Stock, of which 16,678,836 shares were issued and outstanding as of September 1,
1998. All other outstanding shares are entitled to one vote on each matter submitted for voting at the Meeting.

Beneficial Ownership of Common Stock

Principal Shareholders. The following table sets forth the beneficial ownership of the Company's Common
Stock as of September 1, 1998 by each person known to the Company to own more than five percent
(5%) of the Company's  Common
Stock. The table has been prepared based on information provided to the Company by each shareholder.


                                                                               Percentage
     Name of                                             Number of           of Outstanding
   Stockholder                                        Shares Owned(1)         Common Stock

Christopher M. Swartz(2)(3)(4)                       5,569,500                     27.9%
Bradley L. Gordon                                    1,095,113                      5.5%
Michael F. Cronin                                      500,000                      2.5%
Eric T. Swartz                                             -0-                        --
Kelly A. Swartz                                            -0-                        --
Jeremiah J. Haley(5)                                   190,000                      1.0%


All executive officers and
directors as a group (5 persons)(2)(3)(4)                                      7,354,613         36.8%

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security
         (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.
(2) Includes 350,000 shares from the full conversion of Series B Preferred Stock into the Company's Common Stock in June 1998.
(3) Includes 3,344,500 shares of common stock owned by Tri-Emp Enterprises, Inc. Mr. Christopher M. Swartz is President and the sole shareholder of Tri-Emp Enterprises, Inc and as such is deemed to have beneficial ownership of the shares of the Company's stock owned by Tri-Emp Enterprises, Inc.
(4) Includes 2,000,000 shares subject to options currently exercisable by Mr. Christopher M. Swartz and 225,000 shares subject to options currently exercisable by Tri-Emp Enterprises, Inc.
(5) Mr. Haley owns 25,000 shares of Common Stock and 165,000 shares of Common Stock from his conversion of 150,000 shares of the Series A Preferred Stock into the Company's Common Stock in June 1998.

          PROPOSAL NO. 1:  ELECTION OF DIRECTORS

         Pursuant to the Bylaws, the Board of Directors has set the number of directors of the Company at five. Set forth below are the names of the five nominees for election as directors of the Company, together with certain information concerning each such nominee. Each of the nominees currently serves as a director of the Company. Each director elected at the Meeting will serve until the Company's next annual meeting of shareholders or until his successor shall be duly elected and shall qualify.

         Christopher M. Swartz has been President, Chief Executive Officer, and Chairman of the Company since April 1996 and of JRECK Subs, Inc.
since September 1995. From 1992 to September 1995, he was Director of Operations of Lox, Stox & Bagels of Liverpool, Inc. Prior to 1992 Mr. Swartz was a student at Syracuse University. Mr. Swartz is a magna cum laude graduate of Syracuse University. He has worked in construction, building sub shops and has managed sub shops. He is the second generation of his family involved with JRECK. Mr. Swartz is also the President of Tri-Emp Enterprises, Inc. and the brother of Eric T. Swartz and Kelly A. Swartz.

         Bradley L. Gordon has been Chief Operating Officer and Director of the Company since September 1997. Prior to joining the Company, he was president from September 1993 to September 1997 of Quality Franchise Systems, Inc. ("QFS"), the franchisor of Mountain Mike's Pizza, QFS's chief executive officer since September 1992 and one of its directors since January 1993. Before joining QFS, he held various positions at Pace Membership Warehouse, Inc. in Denver, Colorado beginning in November 1983, including executive vice president - sales, senior vice- president-operations and vice president-human resources.

         Eric T. Swartz has been a Director and Secretary of the Company since April 1996. He was awarded his J.D. degree from Syracuse University College of Law and his Bachelor's Degree from Syracuse University. He has been a partner in the Swartz Law Firm, P.C. from October 1993 to the present. From September 1992 to May 1993 he was associated with the law firm of Pease & Willer, which he joined after his graduation from law school in 1992. Mr. Swartz is the brother of Christopher M. Swartz and Kelly A. Swartz.

         Kelly A. Swartz has been a Director of the Company since April 1996. She is a graduate of the State University of New York, at Plattsburgh. Ms. Swartz is an elementary school teacher at Apollo Elementary in Titusville, Florida 32779, where she has been employed since September, 1991. From May 1990 to September 1991 she was employed in various capacities with JRECK Subs, Inc., including the management of several sub shops. Ms. Swartz is the sister of Eric T. Swartz and Christopher M. Swartz.

         Jeremiah J. Haley has been a Director of the Company since April
1996. He was one of the original founders of JRECK Subs, Inc. (the "J" in the name JRECK stands for the first letter of Mr. Haley's first name). Mr. Haley has a B.S. degree from Mansfield State College in Mansfield, Pennsylvania. He also holds a Master's degree from the State University of New York at Cortland. Mr. Haley has been President of
Haley Enterprises, Inc., a JRECK Subs, Inc. franchisee, from 1975 to the present. He had also been a teacher with the Carthage, New York Central School District from 1965 until he retired in June 1993.


         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE. THE FIVE NOMINEES RECEIVING THE HIGHEST NUMBER OF VOTES SHALL BE DEEMED TO HAVE
BEEN ELECTED.

Meetings and Committees of the Board of Directors

         The Company's Board of Directors met one time during Fiscal 1997. All directors attended at least 75% of all meetings held during Fiscal 1997.

         The Board of Directors has no audit, compensation or nominating committees or other committees performing similar functions.



Executive Officers

         In addition to the above persons listed above as directors, other executive officers of the Company are as follows:

         Michael F. Cronin has been Chief Financial Officer of the Company since February 1998. He is a Certified Public Accountant who has managed his own practice since February 1985 specializing in SEC audits and business and tax planning. He has been licensed in New York State for 16 years. Mr. Cronin, a graduate of St. John Fisher College, began his career in public accounting in Rochester, NY in 1979. From 1979 to 1985 Mr. Cronin was employed as Staff Accountant and Partner in a regional public accounting firm in upstate New York. Prior to attending college, Mr. Cronin served for three years in the United States Marine Corps.

         Gary Rowe has been the Corporate Controller since September 1993. Prior to joining the Company, Mr. Rowe was the controller of the quasi-independent New York State government agency, the Development Authority of the North Country. Mr. Rowe graduated from the State University of New York at Albany in 1974 where he received a Bachelor of Science
Degree in accounting.  Mr. Rowe is a Certified Public Accountant.

Executive Compensation

         The following table sets forth the cash compensation of the Company's executive officers and directors during each of the last three fiscal years. The remuneration described in the table does not include the cost to the Company of benefits furnished to the named executive officers, including premiums for health insurance and other benefits provided to such individual that are extended in connection with the conduct of the Company's business. The value of such benefits cannot be precisely determined, but the executive officers named below did not receive other compensation in excess of the lesser of $25,000 or 10% of such officer's cash compensation.




                                                Summary Compensation Table

                       ANNUAL COMPENSATION                                        LONG TERM COMPENSATION

    Name and                                                   Other Annual         Awards        Payouts      All
    Principal Position      Year     Salary         Bonus      Compensation                                   Other
                                                                              RestrictedOptions/  LTIP
                                                                              Stock ($)SARs(#)   Payouts ($)


                           1997     115,393          0             0              0        0           0          0

 Christopher M. Swartz     1996      26,000          0             0              0        0           0          0
 President
  and CEO
                           1995           0          0             0              0                    0          0


                           1997      52,600          0             0              0

 Gary E. Rowe              1996      46,350          0             0              0                    0          0
    Controller
                           1995      39,000          0             0              0                    0          0


 Bradley R. Gordon         1997(a)   37,500          0             0              0        0           0          0
  Chief Operations Officer

(a) For the period October 1, 1997 to December 31, 1997.

         The Company carries no officers and directors liability insurance or disability insurance benefits. The Company maintains a $3,000,000 key man life insurance policy on Mr. Christopher Swartz of which the Company is the beneficiary. No executive officer or director is currently covered by an employment agreement except for Bradley L. Gordon. Other than 401(k) plans maintained at the Mountain Mike's division of Admiral's Fleet, Inc. and Little King, Inc., the Company does not maintain any pension plan, profit sharing plan or similar retirement or employee benefit plans.

         Mr. Bradley L. Gordon joined the Company as chief operating officer in September 1997. Under the terms of his three-year employment agreement commencing, Mr. Gordon receives an initial annual compensation of $150,000 subject to annual increases consistent with other executives of the Company. If the employment agreement is terminated by the Company, Mr. Gordon continues to receive his base salary until the earlier of Mr. Gordon finding new employment or twelve months after such termination date. Mr. Gordon purchased 500,000 shares of the Company's common stock at a price of $3.00 per share which shares were issued in November 1997. The purchase price of $1,500,000 was paid in the form of a promissory note to the Company which calls for 9.5% with principal and interest due in September 2000. At any time prior to September 2000, Mr. Gordon has the right to require the Company to repurchase the 500,000 shares as consideration for the cancellation of the promissory note.

         Directors currently receive no compensation for their duties as directors. On December 29, 1997 the Company granted to Christopher Swartz an option to purchase of 1,000,000 shares of the Company's common stock at $2.75 per share. On August 3, 1998 the Board of Directors granted to Mr. Swartz three-year options to purchase an additional 1,000,000 Shares at a price of $1.55 per Share. The options are exercisable immediately and expire on December 29, 2000. No stock options have been issued to any other executive officers or directors.


         On August 3, 1998 the Company  issued 500,000 shares to each of Bradley
L. Gordon, and Michael Cronin and 300,000 shares to Richard Silverman for consideration of $1.375 per share (the closing sales price of the Common Stock on that date) paid in the form of promissory notes with interest at 9.5% with interest and principal due in August 2001. At any time prior to August 2001, these individuals may require the Company to repurchase the 1,300,000 shares as consideration for the cancellation of the notes.




Options Granted in Fiscal 1997

                                                       Percentage of
                                                       Total Options
                                                       Granted to
                                     Options           Employees in        Exercise          Expiration
                                      Granted          Fiscal 1997    Price      Date
         Christopher Swartz           1,000,000                 100%       $   2.75        December 29, 2000

         The following table contains information concerning the exercise of stock options and employment related options and information in unexercised stock options held as of December 31, 1997 by the named executive officers:

Option Exercises and Year-end Value Table
                                                                                             Value of Unexercised
                                                                                             In-the-Money Options
                                                            Number of Unexercised                     at
                             Shares                           Options & Warrants                December 31, 1997
                           Acquired on       Value
                            Exercise       Realized(1)   Exercisable     NonExercisable          Exercisable(2)
Christopher Swartz              -0-        $     -0-      1,000,000                0                        -0-



(1) Market Value at time of exercise less exercise price.
(2) The closing sale price of the Common Stock at December 31, 1997 was $2 9/16. Value equals the difference between market value and exercise price, and is
$0 at December 31, 1997 since the exercise price was higher than market value.

Certain Relationships and Related Transactions

     Kalin Enterprises, Inc. ("Kalin") is the franchisee for five JRECK Subs restaurants. Mr. Christopher Swartz is a 25% shareholder and an officer of Kalin.

     Tri-Emp Enterprises, Inc. borrowed $445,000 from 20 investors secured by 445,000 shares of Tri-Emp Enterprises, Inc.
Common Stock. Tri-Emp Enterprises, Inc. loaned the $445,000 loan proceeds to the Company. On October 8, 1997 the
Company issued 495,000 shares of common stock to the 20 noteholders in full satisfaction of the amounts owed by Tri-Emp
Enterprises, Inc.

     The Company issued options to purchase 375,000 shares of its common stock to Gulf Atlantic Publishing Inc. on January 6, 1997, exercisable at $.75 per share. On November 17, 1997 Gulf Atlantic assigned options to purchase 225,000 of these shares to Tri-Emp Enterprises, Inc. in conjunction with the purchase from Tri-Emp Enterprises, Inc. of 225,000 shares of the Company's common stock by Gulf Atlantic.

     In February, 1998 the Company converted $277,404 in notes payable owed to Sid Wertheim into 112,783 shares of common stock.

     Mr.  Jeremiah  Haley,  a  director,  received  175,000  shares  of Series A
Preferred Stock in exchange for his shares of Jreck Subs, Inc. Series A Preferred Stock on May 6, 1996. Mr. Haley was elected to the Board of Directors pursuant to the right of holders of Series A Preferred Stock to elect one member of the Board of Directors. Pursuant to the dividend rights of holders of Series A Preferred Stock, Mr. Haley received $15,750 in dividends on his shares in fiscal 1997. In July 1997, Mr. Haley converted 25,000 shares of Series A Preferred Stock into 25,000 shares of Company Common Stock. In June 1998, Mr. Haley converted the balance of 150,000 shares of Series A Preferred Stock into 165,000 shares of Company Common Stock.

     Mr. Christopher Swartz, chairman and the Company's president and chief executive officer, received (through Tri-Emp
Enterprises, a company of which he is the sole shareholder) 5,000,000 shares of Company Common Stock in exchange for all of the Common Stock of Jreck Subs, Inc. on May 6, 1996. Mr. Swartz also received 350,000 shares of Series B Preferred

Stock for 50% of Pastry Products Producers LLC. Mr. Swartz was elected to the Board of Directors pursuant to the right of holders of Series B Preferred Stock to elect one member of the Board of Directors. In June 1998, Mr. Swartz converted all 350,000 shares of Series B Preferred Stock into 350,000 shares of Company Common Stock.

     Mr. Bradley Gordon, director and the Company's chief operating officer, purchased 500,000 shares of the Company's common stock for $1,500,000. The Company received a promissory note from Mr. Gordon with interest at 10% per annum with principal and interest due in September 2000. At any time prior to September 2000, Mr. Gordon has the right to require the Company to repurchase the 500,000 shares as consideration for the cancellation of the promissory note.

     On August 3, 1998 the Company issued 500,000 shares to each of Bradley L. Gordon, and Michael Cronin and 300,000 shares to Richard Silverman for consideration of $1.375 per share (the closing sales price of the Common Stock on that date) paid in the form of promissory notes with interest at 9.5% with interest and principal due in August 2001. At any time prior to August 2001, these individuals may require the Company to repurchase the 1,300,000 shares as consideration for the cancellation of the notes.

     Mr. R.T. Silberman, a shareholder of the Company, purchased 300,000 shares of the Company's common stock for
$900,000. The Company received a promissory note from Mr. Silberman with interest at 9.5% per annum with principal and interest due in September 2000. At any time prior to September 2000, Mr. Silberman has the right to require the Company to repurchase the 300,000 shares as consideration for the cancellation of the promissory note.

Compensation of Directors

     The Company's directors do not currently receive any type of compensation in conjunction with their services as directors, except that they are reimbursed for travel and other out-of-pocket expenses incurred in attending Board meetings.

             PROPOSAL NO. 2:  APPROVAL OF 1998 STOCK OPTION PLAN OF
                              JRECK SUBS GROUP, INC.

         On September 3, 1998, the Board of Directors adopted, subject to the approval of the Stockholders, the Stock Option Plan in order to strengthen the commonality of interest among management, the Board and Stockholders and to provide incentives for participants in the Stock Option Plan to remain employees or Directors, as the case may be, of the Corporation.

         The following is a general summary of the Stock Option Plan which is qualified in its entirety by reference to the full text of the Stock Option Plan attached to this Proxy Statement as Exhibit A.

ELIGIBILITY FOR PARTICIPATION

         Key employees, including officers and Directors who are employees, of the Corporation and its subsidiaries (the Eligible Employees) who are designated by the Committee (as defined below under the heading "Administration") are eligible to receive grants of options under the Stock Option Plan. No determination has been made as to the designation of Eligible Employees or as to any grants of options to Eligible Employees under the Stock Option Plan. Therefore, it is not possible to state the number of Eligible Employees who will receive such grants.

         Furthermore, members of the Board of Directors who are not officers or employees of the Corporation or its subsidiaries (the Eligible Directors) are eligible to receive grants of certain options under the Stock Option Plan. As of the close of business on the effective date of the Stock Option Plan (which effective date is defined to be the date of the Stock Option Plan is approved by the Corporation's Stockholders) there will be 2 Eligible Directors who will be entitled to receive grants of options.

TYPES OF OPTIONS

         Options granted under the Stock Option Plan may be either incentive stock options (which qualify for special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the Code), or non-qualified options. Eligible Employees may be granted either incentive stock options or non-qualified options while Eligible Directors only may be granted non-qualified options.

EXERCISE OF OPTIONS

         The exercise price of any option granted under the Stock Option Plan may not be less than the fair market value of the shares of Common Stock underlying such option, determined as of the date of grant. If an Eligible Employee owns more than 10% of the shares of Common Stock of the Corporation (a 10% Eligible Employee) at the time of grant of an incentive stock option, the exercise price may not be less than 110% of the fair market value of the share of Common Stock underlying such incentive stock option, determined as of the date of grant. The exercise price of an option may be paid in cash, through the delivery of other shares of Common Stock or through the delivery of a combination of such shares of Common Stock and cash. If any such shares of Common Stock to be delivered in payment of an exercise price were obtained through the previous exercise of any option granted under the Stock Option Plan, such shares must have been held for at least six months prior to such delivery. The Committee may provide for other methods to pay for the exercise of an option.

EXPIRATION OF OPTIONS

         No option granted under the Stock Option Plan may be made exercisable after the expiration of ten years from the date such option is granted. However, an incentive stock option granted to a 10% Eligible Employee may not be made exercisable after the expiration of five years from the date the option is granted.

         Before the expiration date of an option, such option is exercisable by an Employee Optionee (i) while he is an Employee Optionee, or (ii) so long as such option was then exercisable at the date of termination of employment for reasons other than death or termination for cause within 90 days after the termination of such employment. In the event of such termination because of death while an option is exercisable by an Employee Optionee, the option will terminate on the earlier of the expiration date of such option and the expiration of one year after such death. In the event of such termination because of retirement or disability while an option is exercisable by an Employee Optionee, the option will terminate on the earlier of the expiration date of such option and the expiration of one year after termination of employment due to retirement or disability. In the event of termination for cause, the option will terminate as of such date of termination even if such option was then exercisable.

CORPORATE CHANGE

         Upon a Corporate Change (as defined in the Stock Option Plan), all outstanding options, including options which are then not exercisable, will become exercisable in full; provided that the consent of a holder of an accelerated incentive stock option is required if such acceleration will cause such incentive stock option not to be treated as an incentive stock option under the Code.

LIMITATION ON SHARES AVAILABLE UNDER STOCK OPTION PLAN

         Subject to certain adjustments permitted under the Stock Option Plan, the aggregate number of shares of Common Stock to be delivered upon exercise of all options granted under the Stock Option Plan may not exceed 1,500,000 shares of the Corporation's Common stock as now constituted. The shares of Common Stock issuable upon exercise of options granted under the Stock Option Plan may be authorized and unissued shares or reacquired shares. If the number of shares to be delivered upon the exercise in full of any option granted under the Stock Option Plan is reduced for any reason whatsoever or if any option granted under the Stock Option Plan for any reason shall expire or shall terminate unexercised as to all or any shares covered thereby, the number of shares no longer subject to any such option will be released from such option and will be available to be re-optioned under the Stock Option Plan.

LIMITATION ON GRANTS TO ELIGIBLE EMPLOYEES

         There are statutory limits on the number of shares of Common Stock for which qualified incentive stock options may be granted to a Key Employee in any calendar year. Currently, the aggregate fair market value of such shares of Common Stock (determined at the time the incentive stock option is granted) may not exceed $100,000 for all shares covered by incentive stock options awarded to a Key Employee which become exercisable for the first time in any calendar year.

ADMINISTRATION

         The Stock Option Plan will be administered by the Compensation Committee or such other committee of the Board of Directors which succeeds to the functions and responsibilities of the Compensation Committee (the Committee). The Committee will have the authority to (i) determine the individuals to whom options will be granted under the Stock Option Plan and the terms and provisions of such options, (ii) interpret the Stock Option Plan and all options granted under the Stock Option Plan, (iii) adopt, amend or rescind such rules as it deems necessary for the proper administration of the Stock Option Plan, (iv) make all other determinations necessary or advisable for the administration of the Stock Option Plan, and (v) correct

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any defect or supply any omission or reconcile  any  inconsistency  in the Stock
Option Plan or in any option granted under the Stock Option Plan in the manner and to the extent that the Committee deems desirable to carry the Stock Option Plan or any option into effect.

         In determining which Eligible Employees will be granted options under the Stock Option Plan, the Committee may consider such factors as the office or position of an Eligible Employee, the degree of responsibility for, and contribution to, the growth and success of the Corporation by such Eligible Employee, the length of service, promotions, and potential of such Eligible Employee as well as any other factors which the Committee may deem relevant.

AMENDMENTS

         The Board of Directors may amend, suspend or terminate the Stock Option Plan; provided, however, that each such amendment of the Stock Option Plan: (i) extending beyond ten years the period within which options may be granted thereunder; (ii) increasing the aggregate number of shares of Common Stock to be optioned under the Stock Option Plan except as otherwise permitted in the Stock Option Plan; (iii) materially modifying the requirements as to eligibility of Eligible Employees or changing the class of Eligible Employees whom options may be granted; (iv) materially increasing the benefits to optionees under the Stock Option Plan; (v) modifying the provisions relating to the granting of non-qualified options to Eligible Directors, or (vi) granting options to Eligible Directors other than pursuant to the provisions referred to in clause
(v), will, in each case, be subject to approval by the Stockholders of the Corporation; provided, further, however, that no amendment, suspension or termination of the Stock Option Plan may cause the Stock Option Plan to fail to meet the requirements of Rule 16b-3 (Rule 16b-3) under the Exchange Act, or may, without the consent of the holder of an option, terminate such option or adversely affect such person's rights in any material respect (except as set forth in the Stock Option Plan). The Board of Directors may alter, amend, suspend, discontinue or terminate the Stock Option Plan and any option granted thereunder, without the approval of the Stockholders of the Corporation or any holder of any option thereby affected, if necessary, in order to comply with Rule 16b-3 or Sections 422 or 162(m) of the Code.

TERM OF STOCK OPTION PLAN

         The Stock Option Plan will terminate ten years following the effective date of the Stock Option Plan (the Termination Date), unless terminated by the Board of Directors at an earlier date. No options will be granted under the Stock Option Plan after the Termination Date, although the exercise periods for previously granted options may extend beyond the Termination Date.

NONTRANSFERABILITY

         No option is transferable by the optionee except by will or the laws of descent and distribution.



CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Incentive Stock Options. Upon the grant of an incentive stock option, the optionee will not recognize any taxable income and the Corporation will not be entitled to a tax deduction. Upon the exercise thereof while the optionee is employed by the Corporation or a subsidiary or within 3 months after termination of employment, the optionee will not recognize taxable income if certain holding period requirements under the Code are met; however, under certain circumstances, the excess of the fair market value of the shares of Common Stock acquired upon such exercise over the exercise price may be subject to the alternative minimum tax.

         If the shares of Common Stock acquired pursuant to the exercise of an incentive stock option are held for at least 2 years from the date of grant and at least 1 year from the date of exercise, the optionee's gain or loss upon a disposition of such shares of Common Stock will be a long-term capital gain or loss and the Corporation will not be entitled to any tax deduction. If such shares are disposed of prior to the expiration of these holding periods, the optionee will recognize ordinary income on certain amounts in excess of the option price and the Corporation will be entitled to a corresponding tax deduction.

         Non-qualified Options. Upon the grant of a non-qualified option, the optionee will not recognize any taxable income.
Upon the exercise thereof, the optionee will recognize taxable income in an amount equal to the difference between (i) the fair market value of the shares of Common Stock acquired upon such exercise, and
(ii) the exercise price. At that time, the Corporation will be entitled to a corresponding tax deduction.

         Upon a subsequent disposition of shares of Common Stock acquired upon the exercise of a non-qualified option, the optionee will recognize long-term or short-term capital gain or loss, depending on the holding period of such shares.

NEW PLAN BENEFITS

         As stated above, the Committee has the authority to determine the amounts, terms and grant dates of options to be granted to Eligible Employees under the Stock Option Plan. To date, no such determinations have been made and, as a result, it is not possible to state such information.

         The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Special Meeting and entitled to vote on the proposal to approve the 1998 Stock Option Plan is required to approve the Plan.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 1998 STOCK
OPTION PLAN. PROXIES AND VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF THE APPROVAL OF
THE PLAN UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE.

                                                 PROPOSALS OF SHAREHOLDERS

         It is expected that the next annual meeting of the Company's shareholders will be held on or about June 15, 1999. Any proposal of a shareholder which is intended to be presented at that Meeting must be received by the Company at its principal executive offices in Longwood, Florida 32779, no later than _________________, in order that such proposal be timely received for inclusion in the proxy solicitation materials to be issued in connection with the Meeting.

                                                       OTHER MATTERS

         The Board of Directors knows of no other business which will be brought before the Meeting. Should other matters properly come before the Meeting, the proxies will vote all Appointments of Proxy received according to their best judgment on such matters.

                                  BY ORDER OF THE BOARD OF DIRECTORS



                                                          Eric T. Swartz
                                                          Secretary
October 3, 1998

                                       APPOINTMENT OF PROXY

                                      JRECK SUBS GROUP, INC.
                         Annual Meeting of Shareholders -- October 23, 1998

      The undersigned hereby appoints Eric T. Swartz, the true and lawful proxy of the undersigned, having full power to substitute, to represent the undersigned and to vote all shares of stock of JRECK SUBS GROUP, INC. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of JRECK SUBS GROUP, INC. to be held at The Hampton Inn, Altamonte Springs, Florida, on October 23, 1998, at the hour of 10:00 a.m., Florida time.

      1. FOR [ ] WITHHOLD [ ] election of all of the following nominees in the Notice of Annual Meeting and Proxy Statement as directors of the
           Company:

         Christopher M. Swartz     Beverly L. Gordon      Eric T. Swartz
 Kelly A. Swartz     Jeremiah J. Haley

      2.   FOR [  ]     WITHHOLD [  ] approval of the adoption of the 1998 Stock
 Option Plan.

      3.   Upon all such other matters that may promptly be brought  before such
           Special  Meeting,   as  to  which  the  undersigned   hereby  confers
           discretionary authority upon said proxies.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR (1) THE
ELECTION OF THE BOARD'S (FIVE) NOMINEES AS DIRECTORS, AND (2) [ ] THE RATIFICATION OF THE STOCK OPTION PLAN OR, IF A CONTRARY INSTRUCTION IS INDICATED IN ACCORDANCE WITH SUCH INSTRUCTIONS. THE UNDERSIGNED MAY WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY INDIVIDUAL NOMINEE AS DIRECTOR BY LINING THROUGH THE NOMINEE'S NAME ABOVE.

      All other proxies heretofore given by the undersigned to vote shares of stock of JRECK SUBS GROUP, INC. which the undersigned would be entitled to vote if personally present at said Annual Meeting or any adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof.

      NOTE: Please date this proxy and sign it exactly as your name or names appear on your shares. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers, affix corporate seal and attached a certified copy of resolution or bylaws evidencing authority.



                                     (Date)



                                   (Signature)



                                   (Signature)